EMPLOYEE BENEFIT PLAN AND PROFIT APPROPRIATION	12 Months Ended
Sep. 30, 2020
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans [Text Block]

20.         EMPLOYEE BENEFIT PLAN AND PROFIT APPROPRIATION

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees’ salaries. The total provisions for such employee benefits were RMB4,615, RMB2,170, and RMB1,689 for the years ended September 30, 2018, 2019 and 2020, respectively.

Pursuant to the laws applicable to the PRC, domestic PRC entities must make appropriations from after-tax profit to non-distributable reserves funds including: (i) the statutory surplus reserve and; (ii) the statutory public welfare fund. Subject to the limits of 50% of the entity’s registered capital, the statutory surplus reserve fund requires annual appropriations of 10% of after-tax profit (as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) at each year-end). The Company’s wholly foreign owned subsidiary, BioTech, however subject to the law applicable to foreign invested enterprises in the PRC, was required annual appropriation of the general reserve fund, no less than 10% of after-tax profit (as determined under PRC GAAP at each year-end). These reserve funds can only be used for specific purposes of enterprise expansion and staff welfare and are not distributable as cash dividends. No appropriation has been made for the years ended September 30, 2018, 2019 and 2020. On the other hand, the amount set aside as of September 30, 2019 and 2020 were RMB21,513 and RMB 15,133.